Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Doers Education Asean Limited. (the “Registrant”) on Form 10-Q for the period ended September 30, 2016 as filed with the Securities and Exchange Commission on the date hereof, I, James Cassidy, Chief Executive Officer and Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. Based on my knowledge, the Quarterly Report on Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Registrant

Date: November 19, 2016

/s/ James Cassidy
James Cassidy
President